                                                                    Exhibit 10.3


                           SECOND AMENDED AND RESTATED
                                ESCROW AGREEMENT

         This SECOND AMENDED AND RESTATED ESCROW AGREEMENT (as amended and restated, this "ESCROW AGREEMENT") is entered into as of November 15, 2004, by and among MOBILEPRO CORP., a Delaware corporation ("PARENT"), DAVEL ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Parent (the "BUYER"), DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), certain lenders of the Company listed on Exhibit A hereto (collectively, the "SELLING LENDERS"), Wells Fargo Foothill, Inc., a California corporation, as agent and representative of the Selling Lenders (the "SELLING LENDERS' REPRESENTATIVE"), and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company, as the escrow agent (the "SUCCESSOR ESCROW AGENT").

                                    RECITALS

         A. The Buyer, Parent, the Company, and the Selling Lenders have entered into a certain Loan Purchase Agreement and Transfer and Assignment of Shares dated as of September 3, 2004, and amended by the Reimbursement Agreement (as defined below) (as amended, the "PURCHASE AGREEMENT").

         B. Pursuant to Section 1.4 of the Purchase Agreement, the Buyer agreed for the benefit of the Selling Lenders to deposit, and Parent deposited on the Buyer's behalf, with the Escrow Agent the sum of $1,000,000 (the "BUYER DEPOSIT").

         C. Parent, the Buyer, the Company, the Selling Lenders and the Escrow Agent entered into an Amended and Restated Escrow Agreement dated October 18, 2004, pursuant to which the Escrow Agent was to hold the Buyer Deposit in escrow (the "PRIOR ESCROW AGREEMENT").

         D. Subsequently, the Company was made a party to the civil action captioned, Gammino v. Cellco Partnership d/b/a Verizon Wireless, et al., Civil Action No. 04-4303, filed in the United States District Court for the Eastern District of Pennsylvania (the "LITIGATION").

         E. Pursuant to that certain letter agreement dated as of the date hereof (the "REIMBURSEMENT AGREEMENT"), among Parent, the Buyer, the Company and the Selling Lenders, the Selling Lenders have agreed to establish an escrow account for the purpose of reimbursing the Company for any and all losses, claims, damages, liabilities, costs and expenses, including reasonable attorneys' fees and expenses of investigation and defense, incurred or suffered by the Company as a result of the Litigation (collectively, the "REIMBURSABLE Obligations"). Parent, the Buyer, the Company and the Selling Lenders intend for funds to be deposited from time to time into such escrow account by the Company on behalf of the Selling Lenders and for Reimbursable Obligations to be paid from time to time from such escrow account as provided in this Escrow Agreement. Except for the deposits to the Escrow Fund with the Escrow Agent as provided in this Escrow Agreement, the Selling Lenders shall not have any liability, either jointly or severally, to the Company, Parent or Buyer for any Reimbursable Obligations.

         F. The parties desire to amend and restate the Prior Escrow Agreement to continue the escrow account established pursuant to the Prior Escrow Agreement for the purposes of funding the Reimbursable Obligations.

                                    AGREEMENT

The parties to this Escrow Agreement hereby agree that effective as of the date first set forth above (the "EFFECTIVE DATE"), the Prior Escrow Agreement shall be amended and restated to read in its entirety as follows:

         1. APPOINTMENT OF ESCROW AGENT. As of the Effective Date, the Escrow Agent hereby is appointed to act, and the Escrow Agent agrees to act, as escrow agent as expressly set forth under this Escrow Agreement (the "ESCROW AGENT").

         2. ESCROW FUND. The escrow fund (the "ESCROW FUND") shall consist of the following: (a) $1,000,000 in cash, plus such interest as may have been earned thereon, invested as authorized herein, through the Effective Date; and
(b) such additional cash as may be deposited into the Escrow Fund from time to time by the Company on behalf of the Selling Lenders, plus such interest as may be earned thereon, invested as authorized herein, from the date such amounts are delivered to the Escrow Agent until the Escrow Fund is disbursed as provided herein.

         3. ADMINISTRATION OF ESCROW FUND. The Escrow Agent shall administer the Escrow Fund as follows:

                  (A) DUTIES OF ESCROW AGENT. The Escrow Agent shall: (i) hold and safeguard the Escrow Fund during the period beginning on the date of this Escrow Agreement and ending upon the payment of the Escrow Fund as provided herein (including such period of time as necessary (i) to enable the Escrow Agent to comply with the notice provisions of Section 3(c)(ii) or Section 3(c)(iii) and (ii) by any Negotiation Period defined in Section 3(e)(i) hereof and the time period of any arbitration held pursuant to Section 3(e)(ii) hereof) (the "ESCROW PERIOD"), (ii) treat the Escrow Fund in accordance with the terms of this Escrow Agreement and not as the property of the Escrow Agent, and (iii) hold and dispose of the Escrow Fund only in accordance with the terms of this Escrow Agreement.

                  (B) INVESTMENT; INTEREST. The Escrow Agent is hereby authorized and directed to hold the Escrow Fund and shall invest such Escrow Fund in Class B Shares of the Dreyfus General Money Market Fund. The Escrow Agent shall have no duty, responsibility or obligation to invest any funds or cash held in the Escrow Account other than in accordance with this Section 3(b). Interest accruing on, and any profit resulting from, such investments shall be distributed with the principal amount of the Escrow Fund as provided in this Agreement, and all references to the "Escrow Fund" shall be construed to include any interest then earned. The Escrow Agent shall have no liability or responsibility for any investment losses, including without limitation any market loss on any investment liquidated (whether at or prior to maturity) in order to make a payment required under this Escrow Agreement. The Escrow Agent may, in making or disposing of any investment permitted by this Escrow Agreement, deal with itself, in its individual capacity, or any of its affiliates, whether or not it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

                  (C) DISBURSEMENT OF ESCROW FUNDS. The Escrow Agent is hereby directed and authorized to distribute the Escrow Fund to the Selling Lenders and/or the Company as provided in this Section 3(c).

                           (I) On the Effective Date, Parent and the Selling
Lenders' Representative shall deliver to the Escrow Agent a certificate signed by an officer of each of them substantially in the form attached hereto as Exhibit B-1 (the "DEPOSIT OFFICER'S CERTIFICATE"). Promptly following receipt of the Deposit Officer's Certificate (but in no event later than three (3) business days thereafter), the Escrow Agent shall distribute to Parent the sum of $1,000,000, plus all interest accrued on the Escrow Fund through the Effective Date.

                           (II) From and after the Effective Date, subject to
Section 3(d), as long as this Escrow Agreement continues in effect, the Escrow Agent shall make distributions to the Company from the Escrow Fund from time to time in respect of Reimbursable Obligations as provided in this paragraph. When Reimbursable Obligations have been incurred by the Company, the Company shall deliver to the Escrow Agent a certificate signed by an officer of the Company substantially in the form attached hereto as Exhibit B-2 (the "REIMBURSEMENT OFFICER'S CERTIFICATE"). The amount requested by the Company to be paid in respect of Reimbursable Obligations shall be referred to as the "REIMBURSEMENT." At the same time, the Company shall deliver to the Selling Lenders' Representative a copy of the Reimbursement Officer's Certificate, together with supporting documentation reflecting in reasonable detail the basis for the requested Reimbursement and the calculation of the Reimbursement. (The Escrow Agent may conclusively presume that the Company delivered the Reimbursement Officer's Certificate and supporting documentation to the Selling Lenders' Representative on the same date that such Reimbursement Officer's Certificate was delivered to the Escrow Agent.) The Company promptly shall provide to the Selling Lenders' Representative such invoices, receipts and other documents as the Selling Lenders' Representative may reasonably request in order to verify the Company's statements in the Reimbursement Officer's Certificate or the validity and amount of any Reimbursable Obligations specified therein. In each instance that the Escrow Agent receives such a Reimbursement Officer's Certificate, the Escrow Agent shall, within three (3) business days after its receipt of such Reimbursement Officer's Certificate and at least five (5) days prior to the proposed distribution from the Escrow Fund, deliver written notice to the Selling Lenders' Representative of the Escrow Agent's intent to make the requested Reimbursement from the Escrow Fund ("NOTICE OF INTENT TO DISTRIBUTE TO COMPANY"). In the event the Escrow Agent delivers such Notice of Intent to Distribute to Company and the Escrow Agent receives no objection to such Notice of Intent to Distribute to Company in the form required by Section 3(d) hereof from the Selling Lenders' Representative within five (5) days after delivery by the Escrow Agent of the Notice of Intent to Distribute to Company, then the Escrow Agent hereby is authorized and directed to distribute from the Escrow Fund the amount of the Reimbursement requested by the Company in the Company Officer's Certificate for Reimbursement or the balance then constituting the Escrow Fund if less than the requested Reimbursement. Amounts distributed from the Escrow Fund to the Company shall be paid by check or by wire transfer according to the instructions provided by the Company in writing to the Escrow Agent.

                           (III) On the date of entry of a final, non-appealable
order dismissing with prejudice, settling or otherwise terminating (without right to re-file) the Litigation with respect to the Company (the "TERMINATION DATE"), the Company and the Selling Lenders' Representative shall deliver to the Escrow Agent a certificate signed by any officer of each of the Company and the Selling Lenders' Representative substantially in the form attached hereto as Exhibit B-3 (the "TERMINATION OFFICERS' CERTIFICATE"). In the event the Escrow Agent receives such Termination Officer's Certificate, the Escrow Agent shall, within three (3) business days after its receipt thereof, distribute the entire amount of the Escrow Fund to the Selling Lenders (less such amount that in the reasonable judgment of the Company is necessary to satisfy any then pending and unsatisfied Reimbursable Obligations specified in any Reimbursement Officer's Certificate delivered to the Escrow Agent prior to the Termination Date). The amount to be distributed to each of the Selling Lenders shall be stated in the Termination Officer's Certificate (which amounts shall be in proportion to their respective interests in the Company Debt, as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto). Upon the date on which all remaining Reimbursable Obligations specified in timely Reimbursement Officer's Certificates have been paid or otherwise resolved, Selling Lenders' Representative shall provide written notice to the Escrow Agent for the distribution of the remaining portion of the Escrow Fund to the Selling Lenders and, if applicable, to the Selling Lenders' Representative in accordance with
Section 5(c) hereof, as well as the amount to be paid to each such party. Amounts distributed from the Escrow Fund to the Selling Lenders shall be paid by wire transfer according to such wire instructions as set forth on Exhibit A for each Selling Lender (or according to such other wire instructions as a Selling Lender may subsequently provide in writing to the Escrow Agent).

                  (D) OBJECTIONS TO DISTRIBUTION. The Escrow Agent shall not distribute Reimbursements from the Escrow Fund to the Company if it receives a written objection to its Notice of Intent to Distribute to Company within such five (5) day period referred to in Section 3(c)(ii) (any such objection, a "DISPUTE NOTICE"). In the event a Dispute Notice is timely received by the Escrow Agent, the Escrow Agent shall continue to hold the Escrow Fund pending resolution of such dispute as provided in Section 3(e) below.

                  (E) RESOLUTION OF CONFLICTS; ARBITRATION.

                           (I) If the Escrow Agent receives any Dispute Notice,
it shall promptly send copies of such Dispute Notice to each of the Company and Parent. Thereafter, the Company and the Selling Lenders' Representative shall attempt in good faith to agree upon the rights of the respective parties with respect to the dispute within thirty (30) days after the Escrow Agent's receipt of the Dispute Notice (the "NEGOTIATION PERIOD"). If the Selling Lenders' Representative and the Company should so agree during the Negotiation Period, a memorandum setting forth such agreement, and the manner of distribution from the Escrow Fund shall be prepared and signed by all such parties and furnished to the Escrow Agent. The Company and the Selling Lenders hereby agree that any Reimbursable Obligations not disputed shall be paid from the Escrow Fund even though certain Reimbursable Obligations continue to be disputed, and the Company and the Selling Lenders' Representative shall prepare a memorandum instructing the Escrow Agent to distribute from the Escrow Fund the amount of any Reimbursable Obligations that are not then in dispute. The Escrow Agent shall be entitled to rely conclusively on any such memorandum, shall have no duty to confirm or verify the validity of such memorandum and is hereby authorized and directed to distribute the Escrow Fund in accordance with the terms of such memorandum.

                           (II) If an agreement has not been reached by the end
of the Negotiation Period with respect to any amount of the requested Reimbursement, either the Selling Lenders' Representative or the Company may demand arbitration of the matter. In any event, the matter shall be settled by arbitration conducted by a single arbitrator, as follows. Within fifteen (15) days after the delivery of a written demand for arbitration to the other parties (with a copy to the Escrow Agent), the Company and the Selling Lenders' Representative shall together select the arbitrator. Failing such agreement, the Company and/or the Selling Lenders' Representative shall request that an arbitrator be appointed by the American Arbitration Association. The arbitration shall be conducted in the city of Cleveland, Ohio. The written decision of the arbitrator as to the distribution of the Escrow Fund shall be binding and conclusive upon the parties to this Escrow Agreement, and notwithstanding anything to the contrary in this Section 3(e), the Escrow Agent shall be conclusively entitled to act in accordance with such decision and to distribute the Escrow Fund in accordance with such decision. The arbitrator shall award reimbursement to the prevailing party in the arbitration of its reasonable expenses of the arbitration (including costs and reasonable attorneys' fees), which award shall be paid out of the Escrow Fund in the event that the Company is the prevailing party within a reasonable time of the Escrow Agent's receipt of a written notice signed by an officer of each of the Company and the Selling Lenders' Representative, including the amount of each such expenses and a copy of the arbitration award. The award of the arbitrator shall be the sole and exclusive monetary remedy of the parties to this Escrow Agreement and shall be enforceable in any court of competent jurisdiction. Notwithstanding the foregoing, any party to this Escrow Agreement shall be entitled to seek injunctive relief or other equitable remedies from any court of competent jurisdiction.

                  (F) ASSUMPTION OF DEFENSE OF THE LITIGATION BY THE SELLING LENDERS. In the event that the Selling Lenders exercise their right under the Reimbursement Agreement to participate in or assume and control the defense of the Litigation, the Selling Lenders shall be entitled to reimbursement from the Escrow Fund for all costs and expenses, including reasonable attorneys' fees and expenses of investigation, incurred by on behalf of the Selling Lenders in connection with such defense. To obtain such reimbursement, the Selling Lenders' Representative shall promptly inform the Escrow Agent in writing of the Selling Lenders' decision to exercise their right to participate in or assume and control the defense of the Litigation and then shall comply with the procedures set forth in subsections (c) through (e) of this Section 3 in the same manner as the Company is required to do so in order to obtain cash from the Escrow Fund, and the Company shall have the same right to object thereto as the Selling Lenders' Representative in Section 3(d).

         4. RELEASE OF ESCROW FUND. The Escrow Fund shall remain in existence during the Escrow Period. The Escrow Period shall expire upon the distribution of the Escrow Fund pursuant to Section 3.

         5. SELLING LENDERS' REPRESENTATIVE.

                  (A) Each Selling Lender hereby (i) consents to the establishment of the Escrow Fund and (ii) irrevocably authorizes and appoints Wells Fargo Foothill, Inc., as its true and lawful attorney in fact and agent,
(A) including, without limitation, to give and receive notices and communications, to authorize payment to the Company of cash from the Escrow Fund pursuant to Section 3 in satisfaction of Reimbursable Obligations, to object to such payments, to agree to, negotiate, and enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, Reimbursable Obligations, to take all actions necessary or appropriate in the judgment of the Selling Lenders' Representative to accomplish the foregoing and to otherwise act in the Selling Lenders' name, place and stead as contemplated by this Escrow Agreement, and (B) to execute in its name, and on behalf of the Selling Lender, any agreement, certificate, instrument and document to be delivered by the Selling Lenders, if any, in connection with this Escrow Agreement.

                  (B) No bond shall be required of the Selling Lenders' Representative. The Selling Lenders' Representative shall be entitled to receive an aggregate of $10,000 per month (including a pro rated amount for the remainder of November 2004) from the other Selling Lenders as compensation for its services hereunder, which compensation shall accrue and be payable as provided in Section 5(c).

                  (C) The Selling Lenders' Representative shall not be liable for any act done or omitted under this Escrow Agreement as the Selling Lenders' Representative while acting in good faith and in the absence of gross negligence or willful misconduct. In taking any action under this Escrow Agreement, the Selling Lenders' Representative shall be entitled to rely on any notice, paper or other document reasonably believed by it to be genuine, or upon any evidence reasonably deemed by it, in its good faith judgment, to be sufficient. The Selling Lenders' Representative may incur and pay expenses to the extent the Selling Lenders' Representative deems necessary or appropriate for the performance and fulfillment of its functions, powers and obligations under this Escrow Agreement, including, without limitation, arbitration fees, court costs and reasonable attorneys' fees. The Selling Lenders shall severally protect, defend, indemnify and hold harmless the Selling Lenders' Representative from and against any loss, liability or expense incurred by the Selling Lenders' Representative without gross negligence, bad faith or willful misconduct on the part of the Selling Lenders' Representative and arising out of or in connection with the acceptance or administration of the Selling Lenders' Representative's duties under this Escrow Agreement, including the reasonable fees and expenses of any legal counsel retained by the Selling Lenders' Representative. The Selling Lenders' Representative may consult with counsel in connection with its duties under this Escrow Agreement and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel. After all claims for Reimbursable Obligations set forth in any Reimbursement Officer's Certificates delivered to the Escrow Agent pursuant to this Escrow Agreement have been satisfied, with the consent of the majority-in-interest of the Company Debt (as such term is defined in the Purchase Agreement and as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto), the Selling Lenders' Representative is authorized to and may direct the Escrow Agent in writing to pay to the Selling Lenders' Representative from the Escrow Fund on the Termination Date an amount stated in such written notice, which shall be an amount equal to the sum of (i) all unpaid out-of-pocket expenses incurred by the Selling Lenders' Representative in connection with its service as such and (ii) all accrued and unpaid compensation to which the Selling Lenders' Representative is entitled under Section 5(b). The undertaking in this Section 5(c) shall survive the distribution of the Escrow Fund and the resignation or replacement of the Selling Lenders' Representative.

                  (D) A decision, act, consent or instruction of the Selling Lenders' Representative shall constitute a decision of all of the Selling Lenders and shall be final, binding and conclusive upon each Selling Lender, and all of the parties hereto may rely upon any such decision, act, consent or instruction of the Selling Lenders' Representative as being the decision, act, consent or instruction of each and every Selling Lender. The Company, the Buyer, Parent and the Escrow Agent and any other persons are hereby relieved from any liability to any person for any acts done by them in accordance with such decision, act, consent or instruction of the Selling Lenders' Representative under this Escrow Agreement.

                  (E) The Selling Lenders' Representative may resign at any time. Upon such resignation, the Selling Lenders who held at least a majority-in-interest of the Company Debt (as such term is defined in the Purchase Agreement, and as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto) shall appoint a new Selling Lenders' Representative to replace such resigning Selling Lenders' Representative with the same powers and duties as such resigning Selling Lenders' Representative.

         6. ESCROW AGENT.

                  (A) The Company, the Selling Lenders' Representative, the Buyer and Parent acknowledge and agree that the Escrow Agent (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement with respect to the Escrow Agent (and no implied obligations); (ii) shall not be obligated to expend or risk its own funds or take any legal or other action under this Escrow Agreement that would, in its reasonable judgment, result in a material expense or liability unless the Escrow Agent shall have been furnished with indemnity acceptable to it; and (iii) may conclusively rely on and shall be protected in acting or refraining from acting upon the most recent version of any written notice, instruction, instrument, statement, request or document furnished to it under this Escrow Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy or validity thereof. Without limiting the foregoing, the Escrow Agent shall not be subject to, nor be required to comply with or determine if any person or entity has complied with, the Purchase Agreement or any other agreement between and among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

                  (B) The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of any court of competent jurisdiction or a written decision of arbitrators. If the Escrow Agent shall obey or comply with any such order, judgment or decree or written decision of arbitrators, the Escrow Agent shall not be liable to any of the parties to this Escrow Agreement or to any other person or entity by reason of such compliance, notwithstanding any such order, judgment, decree or written decision being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  (C) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Escrow Agreement or any documents or papers deposited or called for under this Escrow Agreement.

                  (D) The Escrow Agent shall not be liable for the expiration of any rights under any statute of limitations with respect to this Escrow Agreement or any documents deposited with the Escrow Agent.

                  (E) The Escrow Agent may engage or be interested in any financial or other transaction with the Company or any party hereto or affiliate thereof, and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such party or affiliate, as freely as if it were not the Escrow Agent hereunder.

                  (F) The Escrow Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Escrow Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

                  (G) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to the Company, Parent, the Buyer, the Selling Lenders' Representative, the Selling Lenders or any other person or entity for any error in judgment or action taken, suffered or omitted to be taken by it or any of its directors, officers or employees under this Escrow Agreement except in the case of gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for acting in accordance with a notice, instruction, direction, request or other communication, paper or document signed by an officer of Parent and the Selling Lenders' Representative or otherwise in accordance with this Escrow Agreement. Anything to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage. Any liability of the Escrow Agent under this Escrow Agreement shall be limited to the amount of fees paid to the Escrow Agent under this Agreement. Subject to Section 7 below, Parent covenants and agrees to indemnify the Escrow Agent and hold it harmless from and against any fee, loss, claim, cost, penalty, fine, settlement, damages, liability or expense (including reasonable attorney's fees and expenses) (an "ESCROW LOSS") incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement, including but not limited to, the execution and delivery of this Escrow Agreement, the Escrow Agent's performance of its obligations in accordance with the provisions of this Escrow Agreement or with the administration of its duties under this Escrow Agreement, unless such Escrow Loss shall arise out of or be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction).

                  (H) Parent agrees to indemnify and hold the Escrow Agent harmless from and against any taxes and governmental charges, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any payment or other activities under this Escrow Agreement unless any such tax, governmental charge, addition for late payment, interest, penalty or other expense shall arise out of or be caused by the gross negligence, bad faith or willful misconduct of the Escrow Agent (each as finally determined by a court of competent jurisdiction).

                  (I) The costs and expenses incurred in enforcing any right of indemnification set forth in this Escrow Agreement shall be allocated to Parent.

                  (J) The Escrow Agent may resign at any time with at least thirty (30) days' prior written notice to Parent, the Company and the Selling Lenders' Representative; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent, which shall be accomplished as follows. Parent, the Company and the Selling Lenders' Representative shall use their commercially reasonable best efforts to mutually agree upon a successor agent within thirty (30) days after receiving such notice. If the parties fail to agree upon a successor escrow agent within such time, the Selling Lenders (acting by agreement of Selling Lenders holding a majority-in-interest of the Company Debt (as such term is defined in the Purchase Agreement, as such interest is reflected for each Selling Lender in the allocations on Exhibit A hereto)), with the consent of each of Parent and the Company (which shall not be unreasonably withheld), shall have the right to appoint a successor escrow agent. The successor escrow agent selected in the preceding manner shall execute and deliver an instrument accepting such appointment, and it shall thereupon be deemed to be the Escrow Agent under this Escrow Agreement and it shall without further acts be vested with all the estates, properties, rights, powers and duties of the predecessor Escrow Agent as if originally named as Escrow Agent. The predecessor Escrow Agent shall provide the successor Escrow Agent with such records relating to this Escrow Agreement as the successor Escrow Agent may reasonably request to perform its duties under this Agreement. If no successor escrow agent is named, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Thereafter, the predecessor Escrow Agent shall be discharged from any further duties and liabilities under this Escrow Agreement. The provisions of Sections 6(g) and 6(h) hereof shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

                  (K) The Escrow Agent shall be under no duty to institute or defend any proceeding unless the subject of such proceeding is part of its duties under this Agreement. In the event of any dispute between the parties to this Escrow Agreement, or between any of them and any other person or entity, resulting in adverse claims or demands being made upon any of the Escrow Funds, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, the Escrow Agent may, at its option, file a suit as interpleader in a court of appropriate jurisdiction, or refuse to comply with any claims or demands on it, or refuse to take any other action under this Agreement, so long as such dispute shall continue or such doubt shall exist. The Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties have been fully and finally adjudicated by a court of appropriate jurisdiction or (ii) all differences and doubt shall have been resolved by agreement among all of the interested parties, and the Escrow Agent shall have been notified thereof in a writing signed by all such parties. The rights of the Escrow Agent under this Section are cumulative of all other rights which it may have by law or otherwise.

         7. FEES, EXPENSES AND TAXES. The Company and Parent, jointly and severally, agree to pay or reimburse the Escrow Agent for its normal services under this Escrow Agreement in accordance with the fee schedule attached to this Escrow Agreement as Exhibit C (collectively, the "SCHEDULED EXPENSES"), and the Escrow Agent shall be entitled to reimbursement from the Company and Parent upon thirty (30) days' written notice for all Scheduled Expenses incurred in connection with this Escrow Agreement, and payment of any legal fees and expenses incurred by the Escrow Agent in connection with the execution, delivery and amendment, if any, of this Escrow Agreement, the Escrow Agent's performance of its obligations in accordance with the provisions of this Escrow Agreement, the Escrow Agent's administration of its duties under this Escrow Agreement, and any expenses incurred by the Escrow Agent in connection with the resolution of any claim by any party under this Escrow Agreement. Taxes incurred with respect to the earnings of the Escrow Fund and payments made under this Escrow Agreement shall be paid by the party to whom such earnings are distributed (or to be distributed) or to whom such payment is made.

         8. MISCELLANEOUS.

                  (A) AMENDMENTS AND WAIVERS. Any term of this Escrow Agreement may be amended or waived with the written consent of Parent, the Company, the Escrow Agent and the Selling Lenders' Representative, or their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this Section 8(a) shall be binding upon the parties and their respective successors and assigns.

                  (B) SUCCESSORS AND ASSIGNS. The terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties to this Escrow Agreement. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any party other than the parties to this Escrow Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement, except as expressly provided in this Escrow Agreement.

                  (C) GOVERNING LAW; JURISDICTION; VENUE. This Escrow Agreement and all acts and transactions pursuant to this Escrow Agreement and the rights and obligations of the parties shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law; provided, however, that all provisions regarding the rights, duties and obligations of the Escrow Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within that state.

                  (D) COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (E) HEADINGS. The headings used in this Escrow Agreement are used for convenience only and are not to be considered in construing or interpreting this Escrow Agreement.

                  (F) NOTICES. Any notice required or permitted by this Escrow Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three days after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

                  If to Parent or Buyer:

                           6701 Democracy Boulevard, Suite 300
                           Bethesda, Maryland  20817
                           Attention:  Jay Wright, President
                           Facsimile No.: (301) 315-9027
                           Telephone No.: (301) 315-9040

                  With a copy to:

                           Schiff Hardin LLP
                           1101 Connecticut Avenue, N.W.
                           Suite 600
                           Washington, D.C.  20036
                           Attention:  Ernest M. Stern, Esq.
                           Facsimile No.:  (202) 778-6460
                           Telephone No.:  (202)-778-6461

                  If to the Selling Lenders' Representative:

                           Wells Fargo Foothill, Inc.
                           2450 Colorado Avenue
                           Suite 3000 West
                           Santa Monica, CA  90404
                           Attention:       Amy Lam
                           Facsimile No.:  (310) 453-7413
                           Telephone No.:  (310) 453-7300

                  With a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           515 South Flower Street, 25th Floor
                           Los Angeles, CA  90071
                           Attention:  Richard Pugh, Esq.
                           Facsimile No.:  (213) 627-0705
                           Telephone No.:  (213) 683-6000

                  If to the Company:

                           Davel Communications, Inc.
                           200 Public Square
                           Suite 700
                           Cleveland, OH  44114
                           Attention:  President
                           Facsimile No.:  (216) 875-4337
                           Telephone No.:  (216) 875-4200

                  With a copy to:

                           Hahn Loeser & Parks LLP
                           3300 BP Tower
                           200 Public Square
                           Cleveland, Ohio  44114
                           Attention:       F. Ronald O'Keefe, Esq.
                           Facsimile No.:   (216) 241-2824
                           Telephone No.:  (216) 621-0150

                  If to the Escrow Agent:

                           Mellon Investor Services LLC
                           85 Challenger Road
                           Ridgefield Park, NJ  07660-2108
                           Attention:  Ed Eismont
                           Facsimile No.:      (201) 296-4774
                           Telephone No.:      (201) 329-8794

                  With a copy to:

                           Mellon Investor Services LLC
                           85 Challenger Road
                           Ridgefield Park, NJ  07660
                           Attention:  General Counsel
                           Facsimile No.:      (201) 296-4004
                           Telephone No.:      (201) 296-4926

                  If to the Selling Lenders, to the names and addresses for each Selling Lender as set forth in Exhibit A to this Agreement or as subsequently provided by such Selling Lender to the other parties in writing. The parties shall be entitled to rely on such writing in sending notices and shall not be liable for sending notices to the address stated in such writing rather than to the address set forth in Exhibit A to this Agreement.

                  (G) SEVERABILITY. If one or more provisions of this Escrow Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as closely as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Escrow Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (H) ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Escrow Agreement, and supercedes all prior agreements and understandings (written or oral) of the parties with respect to the subject matter of this Escrow Agreement.

                  (I) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Escrow Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Escrow Agreement. This Escrow Agreement shall not be construed against any party by reason of the drafting or preparation of this Escrow Agreement.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.


                             PARENT:

                             MOBILEPRO CORP.

                             By:   /S/ JAY O. WRIGHT
                                --------------------------------------------
                             Name: Jay O. Wright
                                  ------------------------------------------
                             Its:  President and Chief Executive Officer
                                 -------------------------------------------



                             THE BUYER:

                             DAVEL ACQUISITION CORP.

                             By:   /S/ JAY O. WRIGHT
                                --------------------------------------------
                             Name: Jay O. Wright
                                  ------------------------------------------
                             Its:  President and Chief Executive Officer
                                 -------------------------------------------



                             THE COMPANY:

                             DAVEL COMMUNICATIONS, INC.

                             By:   /S/ WOODY M. MCGEE
                                --------------------------------------------
                             Name: Woody M. McGee
                                  ------------------------------------------
                             Its:  President
                                 -------------------------------------------



                             THE ESCROW AGENT:

                             MELLON INVESTOR SERVICES LLC,
                             as Escrow Agent


                             By:   /S/ EDWARD J. EISMONT
                                --------------------------------------------
                             Name: Edward J. Eismont
                                  ------------------------------------------
                             Its:
                                 -------------------------------------------

                             THE SELLING LENDERS' REPRESENTATIVE:

                             WELLS FARGO FOOTHILL, INC.
                             as Selling Lenders' Representative


                             By:   /S/ AMY LAM
                                --------------------------------------------
                             Name: Amy Lam
                                  ------------------------------------------
                             Its:  Vice President
                                 -------------------------------------------


                             THE SELLING LENDERS:

                             CERBERUS PARTNERS, L.P.

                             By:  Cerberus Associates, LLC,
                                  as General Partner


                             By:   /S/ KEVIN GENDA
                                --------------------------------------------
                             Name: Kevin Genda
                                  ------------------------------------------
                             Its:  Managing Director
                                 -------------------------------------------


                             ABLECO FINANCE LLC


                             By:   /S/ KEVIN GENDA
                                --------------------------------------------
                             Name: Kevin Genda
                                  ------------------------------------------
                             Its:  S. V. P.
                                 -------------------------------------------


                             WELLS FARGO FOOTHILL, INC.


                             By:   /S/ AMY LAM
                                --------------------------------------------
                             Name: Amy Lam
                                  ------------------------------------------
                             Its:  Vice President
                                 -------------------------------------------

                             FOOTHILL PARTNERS III, L.P.


                             By:   /S/ DENNIS R. ASCHER
                                --------------------------------------------
                             Name: Dennis R. Ascher
                                  ------------------------------------------
                             Its:  Managing General Partner
                                 -------------------------------------------


                             ARK CLO 2000-1 LIMITED

                             By:  Patriarch Partners, LLC, its
                                  Collateral Manager


                             By:   /S/ LYNN TILTON
                                --------------------------------------------
                             Name: Lynn Tilton
                                  ------------------------------------------
                             Its:  Manager
                                 -------------------------------------------


                             BNP PARIBAS


                             By: /S/ ALEJO FERNANDEZ SASSO  /S/ FLETCHER DUKE
                                --------------------------------------------
                             Name: Alejo Fernandez Sasso       Fletcher Duke
                                  ------------------------------------------
                             Its:  Vice President              Director
                                 -------------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION


                             By:   /S/ WILLIAM R. BREISCH
                                --------------------------------------------
                             Name: William R. Breisch
                                  ------------------------------------------
                             Its:  Senior Vice President
                                 -------------------------------------------


                             U.S. BANK NATIONAL ASSOCIATION


                             By:   /S/ DANIEL J. FALSTAD
                                --------------------------------------------
                             Name: Daniel J. Falstad
                                  ------------------------------------------
                             Its:  Vice President
                                 -------------------------------------------

                             AVENUE SPECIAL SITUATIONS FUND II, L.P.


                             By:   /S/ SONIA E. GARDNER
                                --------------------------------------------
                             Name: Sonia E. Gardner
                                  ------------------------------------------
                             Its:  Member
                                 -------------------------------------------

                             By:  Avenue Capital Partners II, LLC,
                                  General Partner

                             By:  GL Partners II, LLC, Managing Member
                                  of the General Partner

                             MORGAN STANLEY PRIME INCOME TRUST


                             By:   /S/ KEVIN EGAN
                                --------------------------------------------
                             Name: Kevin Egan
                                  ------------------------------------------
                             Its:  Vice President
                                 -------------------------------------------